Exhibit 10.49

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
between
ALEXZA PHARMACEUTICALS, INC.
and
SYMPHONY ALLEGRO HOLDINGS LLC

Dated as of June 15, 2009

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 15, 2009, by and between ALEXZA PHARMACEUTICALS, INC., a Delaware corporation (“Alexza”), and SYMPHONY ALLEGRO HOLDINGS LLC, a Delaware limited liability company (together with its permitted successors, assigns and transferees, “Holdings”).
RECITALS:
     WHEREAS, in connection with the exercise by Alexza of the Purchase Option under the Amended and Restated Purchase Option Agreement, by and among Alexza, Holdings and Symphony Allegro, Inc., a Delaware corporation (“Symphony Allegro”), of even date herewith (the “Purchase Option Agreement”), Alexza will issue shares of Alexza’s common stock, par value $0.0001 per share (“Alexza Common Stock”) (such shares of Alexza Common Stock when issued, the “Purchase Option Shares”) to Holdings in partial payment of the Purchase Price in accordance with the terms of the Purchase Option Agreement;
     WHEREAS, in connection with the Warrant Purchase Agreement by and between the parties hereto of even date herewith (the “Warrant Purchase Agreement”), Alexza has agreed, upon the terms and subject to the conditions of the Warrant Purchase Agreement, to issue and sell to Holdings certain warrants (the “Warrants”) which will be exercisable to purchase shares of Alexza Common Stock (such shares of Alexza Common Stock as exercised, the “Warrant Shares”) in accordance with the terms of the Warrants;
     WHEREAS, Alexza and Holdings are parties to that certain Registration Rights Agreement dated as of December 1, 2006 (the “Original Agreement”), pursuant to which Alexza has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws with respect to the Purchase Option Shares; and
     WHEREAS, the parties to the Original Agreement desire to amend and restate the Original Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Original Agreement.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alexza and Holdings (the “Parties”) hereby agree as follows:
     Section 1. Definitions.
          (a) Capitalized terms used but not defined herein are used as defined in the Purchase Option Agreement (including Annex A thereto).

          (b) As used in this Agreement, the following terms shall have the following meanings:
               (i) “Effective Registration Date” means the date that the Registration Statement (as defined below) is first declared effective by the SEC.
               (ii) “Investor(s)” means Holdings, any transferee or assignee thereof to whom Holdings assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.
               (iii) “Purchase Option Related Registrable Securities” means (i) the Purchase Option Shares, and (ii) any Alexza Common Stock issued with respect to the Purchase Option Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.
               (iv) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.
               (v) “Registrable Securities” means, collectively, the Warrant Related Registrable Securities and the Purchase Option Related Registrable Securities; provided, however, that such securities will cease to be Registrable Securities on the earlier of (A) the date as of which the Investor(s) may sell such securities without restriction pursuant to Rule 144(b)(i) (or successor thereto) promulgated under the Securities Act, or (B) the date on which the Investor(s) shall have sold all such securities.
               (vi) “Registration Statement” means a registration statement or registration statements of Alexza filed under the Securities Act covering the Registrable Securities.
               (vii) “Rule 144” has the meaning set forth in Section 8 of this Agreement.
               (viii) “Rule 415” means Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.
               (ix) “Warrant Related Registrable Securities” means (i) the Warrant Shares issued or issuable upon exercise of the Warrants; and (ii) any shares of capital stock issued or issuable with respect to the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, and in the case of the Warrants, without regard to any limitations on exercise.

     Section 2. Registration.
          (a) Right to Registration. Alexza shall prepare, and, as soon as practicable but in no event later than two business days after the Purchase Option Closing Date, file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. The Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Alexza Common Stock equal to the number of Registrable Securities as of the trading day immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(c). Alexza shall use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable following the Purchase Option Closing Date.
          (b) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, Alexza shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to Holdings (which acceptable forms shall include Form S-1); and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided that Alexza shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
          (c) Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, Alexza shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after Alexza becomes aware of the necessity therefor. Alexza shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Alexza Common Stock available for resale under such Registration Statement is less than the number of Registrable Securities. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the exercise of the Warrants and such calculation shall assume that the Warrants are then exercisable into shares of Alexza Common Stock.
     Section 3. Related Obligations. At such time as Alexza is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), (b) or (c), Alexza will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto (except at such times as Alexza may be required to suspend the use of a prospectus forming a part of the Registration Statement pursuant to Section 3(1), at which time Alexza’s obligations under Sections 3(a), (b), (c), (d), (i) and (k) may also be suspended, as required), Alexza shall have the following obligations:
          (a) Alexza shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investor(s) may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(b)(i) (or successor thereto) promulgated under the Securities Act, or (ii) the date on which the Investor(s) shall have sold all the Registrable Securities covered by such Registration Statement (the “Registration Period”).
          (b) Alexza shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of Alexza covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of Alexza filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, Alexza shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for Alexza to amend or supplement such Registration Statement.
          (c) Alexza shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and each preliminary prospectus; (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request); and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.
          (d) Alexza shall use commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investor(s) of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as Investor(s) reasonably request; (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; and (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; provided, however, that Alexza shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. Alexza shall promptly notify each Investor who holds Registrable Securities of the receipt by Alexza of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
          (e) Alexza shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, subject to Section 3(l) hereof, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission. Alexza shall also promptly notify each Investor in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective.
          (f) Alexza shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment.
          (g) In the event that any Investor is deemed to be an “underwriter” with respect to the Registrable Securities, upon the written request of such Investor in connection with such Investor’s due diligence requirements, if any, Alexza shall make available for inspection by (i) such Investor, and (ii) any legal counsel, accountants or other agents retained by the Investor (collectively, “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of Alexza (collectively, “Records”), as shall be reasonably deemed necessary by each Inspector, and cause Alexza’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector and such Investor shall agree in writing to hold in strict confidence and shall not make any disclosure (except with respect to an Inspector, to the relevant Investor) or use of any Record or other information which Alexza determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction. Each Investor agrees that it shall, upon learning that disclosure of such Records is required or is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Alexza and allow Alexza, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between Alexza and any Investor) shall be deemed to limit the Investor(s)’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.
          (h) Alexza shall hold in confidence and not make any disclosure of information concerning an Investor provided to Alexza unless (i) disclosure of such information is necessary to comply with federal or state securities laws or the rules of any securities exchange or trading market on which the Alexza Common Stock is listed or traded, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, or (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction. Alexza agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
          (i) Alexza shall use commercially reasonable efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by Alexza are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by a Registration Statement on the NASDAQ Global Market. Alexza shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).
          (j) Alexza shall cooperate with the Investor(s) who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor(s) may reasonably request and registered in such names as the Investor(s) may request.
          (k) If requested by an Investor, Alexza shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.
          (l) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, Alexza may delay or suspend the effectiveness of any Registration Statement or the use of any prospectus forming a part of the Registration Statement due to the non-disclosure of material, non-public information concerning Alexza the disclosure of which at the time is not, in the good faith opinion of Alexza, in the best interest of Alexza (a “Grace Period”); provided, that Alexza shall promptly notify the Investor(s) in writing of the existence of a Grace Period in conformity with the provisions of this Section 3(l) and the date on which the Grace Period will begin (such notice, a “Commencement Notice”); and, provided further, that no Grace Period shall exceed thirty (30) consecutive days, and such Grace Periods shall not exceed an aggregate total of ninety (90) days during any three hundred sixty five (365) day period. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date specified by Alexza in the Commencement Notice and shall end on and include the date the Investor(s) receive written notice of the termination of the Grace Period by Alexza (which notice may be contained in the Commencement Notice). The provisions of Section 3(f) hereof shall not be applicable during any Grace Period. Upon expiration of the Grace Period, Alexza shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, Alexza shall cause its transfer agent to deliver unlegended shares of Alexza Common Stock to a transferee of an Investor in accordance with the terms of the Warrant Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.
     Section 4. Obligations of the Investor(s).
          (a) At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, Alexza shall notify each Investor in writing of the information Alexza requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement and provide each such Investor with a copy of Alexza’s then-current selling stockholder questionnaire (a copy of which is attached hereto as Exhibit A hereto, a “Selling Stockholder Questionnaire”). It shall be a condition precedent to the obligations of Alexza to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to Alexza a completed Selling Stockholder Questionnaire, along with such other information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as may reasonably be required to effect the effectiveness of the registration of such Registrable Securities, and shall execute other such documents in connection with such registration as Alexza may reasonably request.
          (b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with Alexza as reasonably requested by Alexza in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified Alexza in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

          (c) Each Investor agrees that, upon receipt of any notice from Alexza of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by the second sentence of Section 3(e) or receipt of notice that no supplement or amendment is required.
          (d) Each Investor covenants and agrees that it will comply with any applicable prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.
     Section 5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 hereof, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for Alexza shall be paid by Alexza. All underwriting discounts and selling commissions applicable to the sale of the Registrable Securities shall be paid by the Investor(s), provided, however, that Alexza shall reimburse the Investor(s) for the reasonable actual fees and disbursements of one legal counsel designated by the holders of at least a majority of the Registrable Securities in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement, which amount shall be limited to $25,000 in total over the term of this Agreement.
     Section 6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:
          (a) To the fullest extent permitted by law, Alexza will, and hereby does, indemnify and hold harmless each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Investor Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject to the extent that such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Registration Date of such Registration Statement, or contained in any free-writing prospectus or in the final prospectus (as amended or supplemented, if Alexza files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading; (iii) any violation or alleged violation by Alexza of any federal, state or common law, rule or regulation applicable to Alexza in connection with any Registration Statement, prospectus or any preliminary prospectus, any amendment or supplement thereto, or the issuance of any Registrable Securities to Holdings; or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), Alexza shall reimburse the Investor Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Investor Indemnified Person arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to Alexza by or on behalf of any such Investor Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such information was timely made available by Alexza pursuant to Section 3(c); (B) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by Alexza pursuant to Section 3(d), and the Investor Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Investor Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the Securities Act and such correct prospectus was timely made available pursuant to Section 3(d); (C) shall not be available to the extent such Claim is based on a failure of the Investor Indemnified Person to deliver or to cause to be delivered the prospectus made available by Alexza, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by Alexza pursuant to Section 3(d); and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Alexza, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor(s) pursuant to Section 9.
          (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, and hold harmless, to the same extent and in the same manner as is set forth in Section 6(a), Alexza, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls Alexza within the meaning of the Securities

Act or the Exchange Act, and Alexza’s general counsel to the extent that such counsel delivers one or more legal opinions in conjunction with the preparation and filing of the Registration Statement (each, a “Company Indemnified Person”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to Alexza by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse, promptly as such expenses are incurred and are due and payable, any legal or other expenses reasonably incurred by a Company Indemnified Person in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that an Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor(s) pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Company Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.
          (c) If either an Investor Indemnified Person or a Company Indemnified Person (an “Indemnified Person”) proposes to assert a right to be indemnified under this Section 6, such Indemnified Person shall notify either Alexza or the relevant Investor(s), as applicable (the “Indemnifying Person”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Person (an “Indemnified Proceeding”) in respect of which a Claim is to be made under this Section 6, or the incurrence or realization of any Indemnified Damages in respect of which a Claim is to be made under this Section 6, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission to so notify the applicable Indemnifying Person promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (x) such Indemnifying Person from any liability that it may have to such Indemnified Person under this Section 6 or otherwise, except, as to such Indemnifying Person’s liability under this Section 6, to the extent, but only to the extent, that such Indemnifying Person shall have been prejudiced by such omission, or (y) any other Indemnifying Person from liability that it may have to any Indemnified Person under the Operative Documents.

          (d) In case any Indemnified Proceeding shall be brought against any Indemnified Person and it shall notify the applicable Indemnifying Person of the commencement thereof as provided by Section 6(c) and such Indemnifying Person shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Person and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Person, and after notice from such Indemnifying Person to such Indemnified Person of such Indemnifying Person’s election so to assume the defense thereof and the failure by such Indemnified Person to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Person shall not be liable to such Indemnified Person for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Person reasonably necessary in connection with the defense thereof. Such Indemnified Person shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless:
               (i) the employment of counsel by such Indemnified Person at the expense of the applicable Indemnifying Person has been authorized in writing by such Indemnifying Person;
               (ii) such Indemnified Person shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Person and such Indemnified Person in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this clause (ii) such Indemnifying Person shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Person);
               (iii) the applicable Indemnifying Person shall not have employed counsel reasonably acceptable to the Indemnified Person, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof; provided, however, that (A) this clause (iii) shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel, and (B) an Indemnified Person may not invoke this clause (iii) if such Indemnified Person failed to timely object to such counsel pursuant to the first paragraph of this Section 6(d) above (it being agreed that in any case referred to in this clause (iii) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party); or
               (iv) any counsel employed by the applicable Indemnifying Person shall fail to timely commence or reasonably conduct the defense of such Indemnified Proceeding, and such failure has prejudiced (or is in immediate danger of prejudicing) the outcome of such Indemnified Proceeding (it being agreed that in any case referred to in this clause (iv) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);
in each of which cases the fees and expenses of counsel for such Indemnified Person shall be at the expense of such Indemnifying Person. Only one counsel shall be retained by all Indemnified Persons with respect to any Indemnified Proceeding, unless counsel for any Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Person.
          (e) Without the prior written consent of such Indemnified Person, such Indemnifying Person shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Person from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no admission of fact adverse to such Indemnified Person or finding or admission of any violation of law or the rights of any Person by the Indemnified Person, and (iv) is not in the nature of a criminal or regulatory action. No Indemnified Person shall or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding (A) in respect of which any payment would result hereunder or under any other Operative Document, (B) which includes an injunction that will adversely affect any Indemnifying Person, (C) which involves an admission of fact adverse to any Indemnifying Person or finding or admission of any violation of law or the rights of any Person by the Indemnifying Person, or (D) which is in the nature of a criminal or regulatory action, without the prior written consent of the Indemnifying Person, such consent not to be unreasonably conditioned, withheld or delayed.
          (f) The indemnification required by this Section 6 shall be made by periodic payments of the amount of Claims during the course of the investigation or defense, as and when Indemnified Damages are incurred.
     Section 7. Contribution. To the extent any indemnification by an Indemnifying Person is prohibited or limited by law, such Indemnifying Person agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.
     Section 8. Reports Under The Exchange Act. With a view to making available to the Investor(s) the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor(s) to sell securities of Alexza to the public without registration (“Rule 144”), Alexza agrees to use commercially reasonable efforts to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144;
          (b) file with the SEC in a timely manner all reports and other documents required of Alexza under the Securities Act and the Exchange Act so long as Alexza remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
          (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by Alexza, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Alexza and such other reports and documents so filed by Alexza, and (iii) such other information as may be reasonably requested to permit the Investor(s) to sell such securities pursuant to Rule 144 without registration.
     Section 9. Assignment of Registration Rights. The rights under this Agreement with respect to the Warrant Related Registrable Securities shall be automatically assignable by the Investor(s) to any transferee of all or at least 30,000 shares of such Investor’s Registrable Securities (or if an Investor shall hold less than 30,000 such shares, then a transfer of all such shares) if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to Alexza within a reasonable time after such assignment; (ii) Alexza is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time Alexza receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with Alexza to be bound by all of the provisions contained herein and has provided Alexza with a completed Selling Stockholder Questionnaire; and (v) such transfer shall have been made in accordance with the applicable transfer requirements set forth in Article VI of the Warrant Purchase Agreement.

     Section 10. Amendment.
          (a) The terms of this Agreement shall not be altered, modified, amended, waived or supplemented in any manner whatsoever except by a written instrument signed by each of (i) Alexza and (ii) Investor(s) holding a majority of the Registrable Securities (other than in the case of any alteration, modification, amendment, waiver or supplement which affects any individual Investor in a manner that is less favorable or more detrimental to such Investor than to the other Investor(s) solely based on the face of such alteration, modification, amendment, waiver or supplement and without regard to the number of Registrable Securities held by such Investor, in which case, such alteration, modification, amendment, waiver or supplement must also be approved by such less favorably or more detrimentally treated Investor).
          (b) Notwithstanding Section 10(a), any party hereto may waive, solely with respect to itself, any one or more of its rights hereunder without the consent of any other party hereto; provided that no such waiver shall be effective unless set forth in a written instrument executed by the party against whom such waiver is to be effective.
     Section 11. Miscellaneous.
          (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If Alexza receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, Alexza shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.
          (b) Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing addressed to the Party at its address set forth below and shall be deemed given (i) when delivered to the Party personally, (ii) if sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 11(b)), when the transmitting Party obtains written proof of transmission and receipt; provided, however, that notwithstanding the foregoing, any communication sent by facsimile transmission after 5:00 PM (receiving Party’s time) or not on a Business Day shall not be deemed received until the next Business Day, (iii) when delivered by next Business Day delivery by a nationally recognized courier service, or (iv) if sent by registered or certified mail, when received, provided postage and registration or certification fees are prepaid and delivery is confirmed by return receipt:
If to Alexza:
Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, CA 94043
Attn: August J. Moretti
Facsimile: (650) 944-7999

with a copy to:
Cooley Godward Kronish LLP
380 Interlocken Crescent
Suite 900
Broomfield, CO 80021
Attn: Brent D. Fassett, Esq.
Facsimile: (720) 566-4099
If to Holdings:
Symphony Allegro Holdings LLC
7361 Calhoun Place, Suite 325
Rockville, MD 20855
Attn: Robert L. Smith, Jr.
Fax: (301) 762-6154
with a copy to:
Symphony Capital Partners, L.P.
875 Third Avenue, 18th Floor
New York, NY 10022
Attn: Mark Kessel
Fax: (212) 632-5401
and
Symphony Strategic Partners, LLC
875 Third Avenue, 18th Floor
New York, NY 10022
Attn: Mark Kessel
Fax: (212) 632-5401
or to such other address as such party may from time to time specify by notice given in the manner provided herein to each other party entitled to receive notice hereunder.
          (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York; except to the extent that this Agreement pertains to the internal governance of Holdings, and to such extent this Agreement shall be governed and construed in accordance with the laws of the State of Delaware.
          (d) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court, any Delaware State court or federal court of the United States of America sitting in the City of New York, Borough of Manhattan or Wilmington, Delaware, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court, any such Delaware State court or, to the fullest extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement.
          (e) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court, or any Delaware State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereby consent to service of process by mail.
          (f) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
          (g) Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior and contemporaneous agreements, correspondence, discussion and understandings with respect to such matters between the parties hereto, excluding the Operative Documents.
          (h) Successors; Assignment; Counterparts.
               (i) Nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any Person, other than the parties hereto, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns provided, however, that, subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.
               (ii) This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original but all of which taken together shall constitute one and the same Agreement.

          (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          (j) All consents and other determinations required to be made by the Investor(s) pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investor(s) holding at least a majority of the Registrable Securities.
          (k) The Original Agreement is hereby amended and superseded in its entirety and restated herein. Such amendment and restatement is effective upon execution of this Agreement by the parties hereto. Upon such execution, all provisions of, rights granted and covenants made in the Original Agreement are hereby superseded in their entirety by the provisions hereof and shall have no further force or effect provided, however, that, if the Purchase Option Closing shall not have occurred by October 15, 2009, this Agreement shall terminate and become null and void ab initio and the Original Agreement shall simultaneously be reinstated in its entirety and supersede this Agreement in its entirety.
[SIGNATURES FOLLOW ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or other representatives thereunto duly authorized, as of the date first above written.

ALEXZA PHARMACEUTICALS, INC.
By:	/s/ Thomas B. King
	Name:	Thomas B. King
	Title:	President and Chief Executive Officer

SYMPHONY ALLEGRO HOLDINGS LLC

By:	Symphony Capital Partners, L.P.,
its Manager

By:	Symphony Capital GP, L.P.,
its General Partner

By:	Symphony GP, LLC,
its General Partner

By:	/s/Mark Kessel
	Name:	Mark Kessel
	Title:	Managing Member

Solely for purposes of the consent required under
Section 10 of the Original Agreement:
SYMPHONY CAPITAL PARTNERS, L.P.

By:	Symphony Capital GP, L.P.,
its General Partner

By:	Symphony GP, LLC,
its General Partner

By:	/s/ Mark Kessel
Name:	Mark Kessel
Title:	Managing Member
Signature Page to Amended and Restated Registration Rights Agreement

EXHIBIT A
FORM OF SELLING STOCKHOLDER QUESTIONNAIRE
NOTICE
     The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to Alexza Pharmaceuticals, Inc. (the “Company”) of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement, pursuant to the terms of the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) dated as of June 15, 2009, by and between Alexza and Symphony Allegro Holdings LLC (“Holdings”). Capitalized terms used but not defined herein are used as defined in Registration Rights Agreement.
     The undersigned hereby gives notice to the Company of its intention to sell the Registrable Securities listed in Item 3 below, pursuant to the Registration Statement and, provides the following information to the Company and represents and warrants that such information is accurate and complete:
QUESTIONNAIRE
1.	Full legal name of Selling Securityholder:
(a)	Full legal name of registered holder of the Registrable Securities (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

(b)	Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

(c)	Status (yes/no) of Selling Securityholder as a registered broker-dealer or an affiliate of a registered broker-dealer (please describe to the extent applicable):
2.	Address for notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:
3.	Beneficial Ownership of Registrable Securities:
(a)	Type and number of Registrable Securities beneficially owned:

(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

4.	Beneficial ownership of other securities of the Company owned by the Selling Securityholder.
          Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
(a)	Type and amount of other securities beneficially owned by the Selling Securityholder:

(b)	CUSIP No(s). of such other securities beneficially owned:
5.	Relationships with the Company:
          Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

6.	Plan of Distribution:
          Except as set forth below, the undersigned (including its donees, distributees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all). Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for any related underwriting discounts or commissions or agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. The selling stockholders may sell their shares by one or more of or a combination of the following methods: (i) purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus; (ii) ordinary brokerage transactions and transactions in which the broker solicits purchasers; (iii) block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction; (iv) an over-the-counter distribution in accordance with the rules of the Nasdaq Global Market; (v) in privately negotiated transactions; and (vi) in options transactions. The undersigned may also sell Registrable Securities short and

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deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.
State any exceptions here:

     Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.
     The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
     In the event that the Selling Securityholder transfers all or a portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Questionnaire and the Registration Rights Agreement.
     The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.
     Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.
     In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective, including, without limitation, any change in the undersigned’s beneficial ownership of Registrable Securities.
     All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the Selling Securityholder at the address set forth in Section 2 above, and to the Company at the address set forth below.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such

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information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.
     Once this Questionnaire is executed by the Selling Securityholder and delivered to the Company, the terms of this Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item 3 above). This Agreement shall be governed in all respects by the laws of the State of New York.
     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:

Name:

Title:

PLEASE RETURN THE COMPLETED AND EXECUTED QUESTIONNAIRE
TO ALEXZA PHARMACEUTICALS, INC. AT:
2091 Stierlin Court
Mountain View, CA 94043
Attn: General Counsel
WITH A COPY TO:
Cooley Godward Kronish LLP
380 Interlocken Crescent
Suite 900
Broomfield, CO 80021
Attn: Brent D. Fassett, Esq.

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